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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C.  20549





                                    FORM 8-K


                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 2, 1994




                            K & F INDUSTRIES, INC.
- - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          DELAWARE                  33-29035                 No. 34-1614845
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 (State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)             File Number)           Identification No.)



     600 THIRD AVENUE, NEW YORK, NY                                  10016
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 (Address of principal executive offices)                         (Zip Code)





    Registrant's telephone number, including area code     (212) 297-0900
                                                      --------------------------



                                 NOT APPLICABLE
- - --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.  Other Events

         The Company's press release dated September 2, 1994 is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits.

         99.01 - press release dated September 2, 1994.
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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   K & F INDUSTRIES, INC.
                                                   ----------------------
                                                        Registrant



                                                   /s/  KENNETH M. SCHWARTZ
                                                   ------------------------
                                                        Kenneth M. Schwartz
                                                   Chief Financial Officer
                                                              and
                                                   Registrant's Authorized
                                                            Officer



Dated:  September 16, 1994
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                                EXHIBIT INDEX

Exhibit
  No.          Description
- - -------        ------------

 99.1          Press Release September 2, 1994